EXHIBIT 10.1


                            STOCK PURCHASE AGREEMENT
                            ------------------------


THIS AGREEMENT is made and dated for reference effective as of the 16th day of July, 2004.


BETWEEN
-------

                  Xianping Wang, an individual with an address for notice and
                  -------------
                  delivery located at No. 39 Shangdi Xi Road, Haidian District, Beijing, P.R. China 100085

                  (hereinafter referred to as the "Buyer")


AND
---

                  Sergei Stetsenko, an individual with an address for notice
                  ----------------
                  and delivery located at 1160-1040 West Georgia St., Vancouver, BC Canada


                  (referred to as "Stetsenko")


AND
---

                  Hugh Grenfal, an individual with an address for notice and
                  ------------
                  delivery located at Kogl 1, St. Georgen im Attergau, Austria A-4880

                  (referred to as "Grenfal")

                  ("Stetsenko" and "Grenfal" are hereinafter collectively referred to as, the "Sellers"),

WHEREAS:
--------

A. The Sellers are stockholders of Camden Mines Limited, a Nevada corporation (hereinafter the "Company"), incorporated February 2, 2001, Cusip number 133006 10 6.

B. This Agreement sets forth the terms and conditions upon which the Sellers are today selling to the Buyer, and the Buyer is today purchasing from the Sellers all restricted shares of common stock (the "Shares"), $0.00001 par value per share, representing approximately 73.70%of the issued and outstanding shares of capital stock of the Company. These comprise 15,000,000 restricted common shares as of the date of this Share Purchase Agreement, or 45,000,000 restricted common shares after the stock dividend which has been declared by the Board of Directors by Certificate of Action, effective July 29th, 2004.

                  NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and provisos herein contained, THE PARTIES HERETO AGREE AS FOLLOWS:

                             I. SALES OF THE SHARES.
                             -----------------------

     1.01 Shares being Sold. Subject to the terms and conditions of this Agreement, the Sellers are selling, assigning, and delivering the Shares to the Buyer at the closing provided for in Section 1.03 hereof (the "Closing"), free and clear of all liens, charges, or encumbrances of whatsoever nature.

     1.02 Consideration. At the Closing, the Buyer is delivering to the Sellers US$50,000 in wired funds which will be wire transferred to the Escrow Agent.

     1.03 Closing. The Closing of the transactions provided for in this Agreement is taking place on or before July 28, 2004 at Zurich, Switzerland.

     1.04 Escrow. The Buyer has put US$50,000 in trust with Devlin Jensen, Barristers & Solicitors, which funds are earmarked for the purchase of the Shares (as hereinafter defined) and such funds will be wire transferred to Conrad Lysiak, attorney at law, (the "Escrow Agent") upon the signing of this Agreement. The Sellers will deliver to the Escrow Agent duly endorsed stock certificates representing 15,000,000 "restricted" shares of common stock of Camden Mines Limited, or 45,000,000 restricted common shares post-dividend basis of two new shares for each one old share, effective July 29, 2004 (hereinafter referred to as the "Shares") Upon execution of this Agreement and the Escrow Agent's receipt of the Shares from the Sellers and receipt of the US$50,000 from Devlin Jensen, the Escrow Agent will deliver the Shares registered in the name of the Buyer, to the Buyer's' counsel Devlin Jensen. Escrow Agent will deliver US$50,000, of which US$25,000 is to be paid to Sergei Stetsenko and US$25,000 is to be paid to Hugh Grenfal. In the event that the Sellers fail to deposit their Shares by July 28, 2004, this agreement will terminate.


               II. REPRESENTATIONS AND WARRANTIES BY THE SELLERS.
               --------------------------------------------------

The Sellers hereby jointly and severally represent and warrant as follows:

     2.01 Organization, Capitalization, etc.

     (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the state of Nevada, and is qualified in no other state.

     (b) The authorized capital stock of the Company consists of 100,000,000 shares, $0.00001 par value per share, 20,352,125 of which are validly issued and outstanding, fully paid and nonassessable. All of the shares owned by the Sellers are owned free and clear of any liens, claims, options, charges, or encumbrances of whatsoever nature. The Sellers have the unqualified right to sell, assign, and deliver the Shares, and, upon consummation of the transactions contemplated by this Agreement, the Buyer will acquire good and valid title to the Shares, free and clear of all liens, claims, options, charges, and encumbrances of whatsoever nature. The Buyer acknowledges that the Shares being acquired from the Sellers are restricted securities as that term is defined in Rule 144 of the Securities Act of 1933, as amended (the "Act"). There are no outstanding options or other agreements of any nature whatsoever relating to the issuance by the Company of any shares of its capital stock.

     The Company has the corporate power and authority to carry on its business as presently conducted.

     2.02 No Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or default under any term or provision of the Certificate of Incorporation or Bylaws of the Company, or of any contract, commitment, indenture, other agreement or restriction of any kind or character to which the Company or any of the Sellers is a party or by which the Company or any of the Sellers is bound.

     2.03 Financial Statements. The Sellers have delivered to the Buyer copies of its financials statements filed with the Securities and Exchange Commission or the Buyer has had the opportunity to review the financial statements. The filing of the relevant documents on the US government website www.sec.gov satisfies this clause.

     2.04 Tax Returns. The Company has duly filed all tax reports and returns required to be filed by it and has fully paid all taxes and other charges claimed to be due from it by federal, state, or local taxing authorities

(including without limitation those due in respect of its properties, income, franchises, licenses, sales, and payrolls); there are no liens upon any of the Company's property or assets; there are not now any pending questions relating to, or claims asserted for, taxes or assessments asserted against the Company.

     2.05 Title to Properties; Encumbrances. The Company has good and marketable title to all of its properties and assets, real and personal, tangible and intangible, including without limitation the properties and assets reflected in its reports filed with the Securities and Exchange Commission. All assets and or rights in any assets will be conveyed by the Company to Stetsenko, including but not limited to and office equipment and furniture, while the mining claims (Iron Wolf 1-8) will be returned to Grenfal who accepts future responsibility for them.

     2.06 Accounts Receivable. The Company has no accounts receivable other than
those   reflected  in  its  reports  filed  with  the  Securities  and  Exchange
Commission.

     2.07 Undisclosed Liabilities. Except to the extent reflected in the balance sheet of the Company contained in the reports filed with the Securities and Exchange Commission, the Company as of that date had no liabilities or obligations of any nature, whether absolute, accrued, contingent, or otherwise and whether due or to become due. Further, the Sellers do not know or have any reasonable ground to know of any basis for the assertion against the Company of any liability or obligation as of July 16th, 2004, of any nature or in any amount not fully reflected or reserved against in the financial statements. The Company had accounts payable of less than $16,000 at the date hereof.

     2.08 Absence of Certain Changes. The Company has not since inception:

     (a) Suffered any material adverse change in financial condition, assets, liabilities, business, or prospects;

     (b) Incurred any obligation or liability (whether absolute, accrued, contingent, or otherwise) other than in the ordinary course of business and consistent with past practice;

     (c) Paid any claim or discharged or satisfied any lien or encumbrance or paid or satisfied any liability (whether absolute, accrued, contingent, or otherwise) other than liabilities shown or reflected in the Company's financial statements, in the ordinary course of business and consistent with past practices;

     (d) Permitted or allowed any of its assets, tangible or intangible, to be mortgaged, pledged, or subjected to any liens or encumbrances;

     (e) Written down the value of any inventory or written-off as uncollectible any notes or accounts receivable or any portion thereof;

     (f) Canceled any other debts or claims or waived any rights of substantial value, or sold or transferred any of its assets or properties, tangible or intangible, other than sales of inventory or merchandise made in the ordinary course of business and consistent with past practice;

     (g) Made any capital expenditures or commitments for additions to property, plant or equipment;

     (h) Declared, paid, or set aside for payment to its stockholders any cash dividend or other distribution in respect of its capital stock (other than its stock dividend which was effective on May 16, 2001) or redeemed or purchased or otherwise acquired any of its capital stock or any options relating thereto or agreed to take any such action;

     (i) Made any material change in any method of accounting or accounting practice.

     2.09 Litigation. There are no actions, proceedings, or investigations pending or, to the knowledge of the Sellers, threatened against the Company, and the Sellers know or have any reason to know of any basis for any such action, proceeding, or investigation. There is no event or condition of any kind or character pertaining to the business, assets, or prospects of the Company that may materially and adversely affect such business, assets or prospects.

     2.10 Disclosure. The Sellers have disclosed to the Buyer all facts material to the assets, prospects, and business of the Company. No representation or warranty by the Sellers contained in this Agreement, and no statement contained in any instrument, list, certificate, or writing furnished to the Buyer pursuant to the provisions hereof or in connection with the transaction contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading or necessary in order to provide a prospective purchaser of the business of the Company with proper information as to the Company and its affairs.

     2.11 SEC Filings and Bulletin Board Listing.. The Company files reports with the Securities and Exchange Commission (the "SEC") pursuant to Section 13 of the Securities and Exchange Act of 1934 (the "Exchange Act") and is current in its obligations to file such reports. Further, the Company's common stock is traded on the Bulletin Board operated by the National Association of Securities Dealers, Inc. under the symbol CNMN. In the past two years there have been no contacts or disputes with regulatory authorities nor disagreements with any auditors.

     2.12 Control Shares. The Certificates representing the Shares delivered pursuant to this Agreement are owned by affiliates of the Company and accordingly are restricted securities as that term is defined in Rule 144 of the Securities Act of 1933 (the "Act"). As such, upon transfer of the Shares to the Buyer, the Buyer may begin a new holding period as set forth in Rule 144 and the Shares may not be resold without registration or pursuant to an exemption from registration for the holding period set forth in Rule 144. Accordingly, certificates issued to the Buyer will contain an appropriate restrictive legend.

     2.13 Resignations. At Closing, Messrs. Sergei Stetsenko and Hugh Grenfal will resign as officers and directors of the Company. However, just prior to Hugh Grenfal's resignation as a director, Hugh Grenfal will appoint Xianping Wang, the Buyer, and Henry Jung as directors of the Company.

                IV. REPRESENTATIONS AND WARRANTIES BY THE BUYER.
                ------------------------------------------------

     The Buyer hereby represents and warrants as follows:

     3.01 Organization, etc. The Buyer is acting as principal and represents that he has full authority to act.

     3.02 Representations Regarding the Acquisition of the Shares.

     (a) The undersigned buyer understands that the shares have not been approved or disapproved by the United States Securities and Exchange Commission or any state or foreign securities agencies;

     (b) The Buyer is not an underwriter and is acquiring the Sellers' Shares solely for investment for the account of the Buyer and not with a view to, or for, resale in connection with any distribution within the meaning of the federal securities act, the state securities acts or any other applicable laws;

     (d) The shares of the Company's Common Stock being sold herein may not be transferred, encumbered, sold, hypothecated, or otherwise disposed of, if such disposition will violate any federal and/or state securities acts. Disposition shall include, but is not limited to acts of selling, assigning, transferring, pledging, encumbering, hypothecating, giving, and any form of conveying, whether voluntary or not for a period of one (1) year from the date of issuance and thereafter, only in compliance with Rule 144 of the Securities Act of 1933;

     (e) To the extent that any federal, and/or state securities laws shall require, the Buyer hereby agree that any shares of Common Stock acquired pursuant to this Agreement shall be without preference as to assets;

     (f) The Buyer understands the speculative nature and risks of investments associated with the Company and confirm that the Shares are suitable and consistent with his or her investment program and that his or her financial

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position enables him or her to bear the risks of this investment; and that there may not be any public market for the Shares acquired for herein;

     (g) Neither the Company nor the Sellers are under an obligation to register or seek an exemption under any federal, state or foreign securities acts for any stock of the Company or to cause or permit such stock to be transferred in the absence of any such registration or exemption and that the Buyer herein must hold such stock indefinitely unless such stock is subsequently registered under any federal and/or state securities acts or an exemption from registration is available; and

     (h) The Buyer represents that he is sophisticated and has had the opportunity to ask questions of the Company and the Seller and receive additional information from the Company and the Sellers to the extent that the Company and the Sellers possessed such information, or could acquire it without unreasonable effort or expense necessary to evaluate the merits and risks of any investment in the Company. Further, the Buyer has been given: (1) all material books and records of the Company; (2) all material contracts and documents relating to the Company and this proposed transaction; (3) an opportunity to question the representatives of the Company; and, (4) all reports and registration statements filed with the SEC.

     (i) The Buyer has satisfied the suitability standards if any imposed by his or her place of residence and has a pre-existing business relationship with the Company;

     (j) The Buyer has adequate means of providing for their current needs and personal contingencies and has no need to sell the shares of Common Stock in the foreseeable future (that is at the time of the investment, Buyer can afford to hold the investment for an indefinite period of time);

     (k). The Buyer has sufficient knowledge and experience in financial matters to evaluate the merits and risks of this investment. Further, the Buyer represent and warrant that they are able to evaluate and interpret the information furnished to them by the Company and are capable of reading and interpreting financial statements;

     (l). The Buyer warrants and represents that they are "sophisticated investors" as that term is defined in United States court decisions and the rules, regulations and decisions of the United States Securities and Exchange Commission.

     (m) Further, the Buyer warrants and represents that he are "accredited investors" as that term is defined in Section 2(15)(i) or (ii) of the Securities Act of 1933.


                V. SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION.
                ------------------------------------------------

     4.01 Survival of Representations. All representations, warranties, and agreements made by any party in this Agreement or pursuant hereto shall survive the execution and delivery hereof and any investigation at any time made by or on behalf of any party.

     4.02 Indemnification. The Sellers, jointly and severally, agree to indemnify the Buyer and hold it harmless from an in respect of any assessment, loss, damage, liability, cost, and expense (including without limitation interest, penalties, and reasonable attorneys' fees) in excess of $10,000 in the aggregate, imposed upon or incurred by the Buyer resulting from a breach of any agreement, representation, or warranty of the Sellers. Assertion by a party to their right to indemnification under this Section 4.02 shall not preclude the assertion by the parties of any other rights or the seeking of any other remedies against the opposing party.

                               VI. MISCELLANEOUS.
                               ------------------

     5.01 Expenses. All fees and expenses incurred by the Buyer and Sellers in connection with the transactions contemplated by this Agreement shall be borne by the respective parties hereto.

     5.02 Further Assurances. From time to time, at the Buyer' request and without further consideration, the Sellers, at their own expense, will execute and transfer such documents and will take such action as the Buyer may reasonably request in order to effectively consummate the transactions herein contemplated.

     5.03 No Tax Deduction. The Company and Buyer will not now or in the future, attempt to deduct, for tax purposes, the amount of $US245,624 which is contained in the documents and financial reports filed with the U.S. Securities Exchange Commission and which directly relates to the issuance of shares of common stock to the Sellers.

     5.04 Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the prospective heirs, beneficiaries, representatives, successors, and assigns of the parties hereto.

     5.05 Prior Agreements; Amendments. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof. This Agreement may be amended only by a written instrument duly executed by the parties hereto or their respective successors or assigns.

     5.06 Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

     5.07 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Hong Kong. Any dispute regarding matters as between the Sellers and the Buyer arising under this Agreement shall be adjudicated in the Courts of Hong Kong, unless the parties shall agree otherwise.

     5.08 Notices. All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed (registered or certified mail, postage prepaid, return receipt requested) as follows:

     If to the Sellers:

                  Sergei Stetsenko
                  1160-1040 West Georgia St.
                  Vancouver, BC Canada

     and


                  Hugh Grenfal
                  Kogl 1, St. Georgen im Attergau,
                  Austria, A-4880

     If to the Buyer:

                  Xianping Wang No. 39 Shangdi Xi Road, Haidian District, Beijing, P.R. China 100085








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     5.09  Agent.  Each of the  Sellers,  individually,  has full  authority  to execute all documents and receive said US$50,000 on behalf of the each other, individually. Further, Sellers hereby authorize and direct each other to act as their agent in connection with the disbursement of the moneys set forth above and direct the Buyer to deliver said funds to Escrow Agent. Further, by executing this agreement, Buyer authorizes Escrow Agent to disburse said funds. Sellers hereby concur with such disbursement. Further, the Sellers hereto agree to indemnify and hold Escrow Agent safe and harmless from any and all claims
made  by  anyone  as  a  result  of  Escrow  Agent's  duties   hereunder.   Such
indemnification shall include, but not be limited to, attorney's fees incurred by Escrow Agent in the defense of any action brought against him.

     5.10 Effect. In the event any portion of this Agreement is deemed to be null and void under any state or federal law, all other portions and provisions not deemed void or voidable shall be given full force and effect.

         [The rest of this page, if blank, is intentionally left blank]



























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     5.11 Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Sellers and the Buyer, on the date first above written.


SIGNED and DELIVERED by             )
SERGEI STETSENKO, a Seller herein,  )
----------------                    )
in the presence of:                 )
                                    )
                                    )
                                    )
                                    )
------------------------------------)
Witness Signature                   )            /s/ Sergei Stetsenko
                                    )       -----------------------------------
                                    )            SERGEI STETSENKO
                                    )
                                    )
------------------------------------)
------------------------------------)
Witness Address                     )
                                    )
                                    )
                                    )
------------------------------------)
Witness Name and Occupation         )


SIGNED and DELIVERED by             )
HUGH GRENFAL, a Seller herein,      )
------------                        )
in the presence of:                 )
                                    )
                                    )
                                    )
                                    )
------------------------------------)
Witness Signature                   )            /s/ Hugh Grenfal
                                    )       ------------------------------------
                                    )            HUGH GRENFAL
                                    )
                                    )
------------------------------------)
------------------------------------)
Witness Address                     )
                                    )
                                    )
                                    )
                                    )
------------------------------------)
Witness Name and Occupation         )


SIGNED and DELIVERED by             )
XIANPING WANG the Buyer herein,     )
-------------                       )
in the presence of:                 )
                                    )
                                    )
                                    )
                                    )
------------------------------------)
Witness Signature                   )            /s/ Xianping Wang
                                    )       ------------------------------------
                                    )            XIANPING WANG
                                    )
                                    )
------------------------------------)
------------------------------------)
Witness Address                     )
                                    )
                                    )
                                    )
                                    )
------------------------------------)
Witness Name and Occupation         )


                                       8